UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): April 19, 2007


                              TARRANT APPAREL GROUP
               (Exact Name of Registrant as Specified in Charter)


         CALIFORNIA                   0-26006                   95-4181026
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)



              3151 EAST WASHINGTON BOULEVARD
                  LOS ANGELES, CALIFORNIA                       90023
         (Address of Principal Executive Offices)             (Zip Code)



                                 (323) 780-8250
              (Registrant's Telephone Number, Including Area Code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02         TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

         On April 19, 2007, we entered into a Mutual Termination and Release Agreement (the "TERMINATION Agreement") with companies comprising The Buffalo Group, pursuant to which we and the other parties to that certain Stock and Asset Purchase Agreement, dated December 6, 2006, as amended on March 20, 2007 ("PURCHASE AGREEMENT"), mutually agreed to terminate the Purchase Agreement. The parties determined that it was in the mutual best interest of each party to terminate the proposed agreement.

         Under the terms of the Termination Agreement, Buffalo will return to us $4,750,000 of the $5,000,000 deposit previously provided by us to Buffalo pursuant to the Purchase Agreement, and the parties have released each other from any claims arising under or related to the Purchase Agreement.

         Pursuant to the terms of the Purchase Agreement and subject to the conditions thereof, we were to acquire certain assets and entities comprising The Buffalo Group for a total aggregate purchase price of up to approximately $120 million.

         The description contained in this Item 1.02 of the terms of the Purchase Agreement and the transactions previously contemplated by the Purchase Agreement is qualified in its entirety by reference to the description of the Purchase Agreement set forth in our Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 12, 2006, and the full text of the Purchase Agreement, a copy of which is attached as Exhibit 2.1 to such Current Report on Form 8-K.

         We had no material relationship with any of the companies comprising The Buffalo Group prior to the execution of the Purchase Agreement.

         A copy of the Termination Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Termination Agreement is qualified in its entirety by reference to the full text of the Termination Agreement.

         A copy of a the press release issued by us on April 20, 2007 with respect to the Termination Agreement is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      EXHIBITS.

                  2.1 Mutual Termination and Release Agreement, dated April 19, 2007.

                  99.1 Press Release dated April 20, 2007, published by Tarrant Apparel Group.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TARRANT APPAREL GROUP



Date:  April 20, 2007                  By:   /S/ DAVID BURKE
                                            ------------------------------------
                                            David Burke, Chief Financial Officer


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


                                  EXHIBIT INDEX

EXHIBIT
NUMBER                              DESCRIPTION
-------                             -----------

2.1      Mutual Termination and Release Agreement, dated April 19, 2007.

99.1     Press Release dated April 20, 2007, published by Tarrant Apparel Group.


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